UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 24, 2013

LENDER PROCESSING SERVICES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-34005	26-1547801
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

601 Riverside Avenue Jacksonville, Florida	32204
(Addresses of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (904) 854-5100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on May 28, 2013, Lender Processing Services, Inc., a Delaware corporation (the “Company”), Fidelity National Financial, Inc., a Delaware corporation (“FNF”), and Lion Merger Sub, Inc., a Delaware corporation and a subsidiary of FNF (“Merger Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Subsidiary will be merged with and into the Company, with the Company surviving as a subsidiary of FNF (the “Merger”). Subject to the terms and conditions of the Merger Agreement, it was agreed to that at the effective time of the Merger, each share of Company common stock (“Company Common Stock”) issued and outstanding immediately prior to the effective time (other than (i) shares owned by the Company, its subsidiaries, FNF or Merger Subsidiary and (ii) shares in respect of which appraisal rights have been properly exercised and perfected under Delaware law) would be converted into the right to receive (i) $16.625 in cash, as the same may be increased pursuant to the Merger Agreement (the “Cash Consideration”), and (ii) a fraction of a share of Class A common stock, par value $0.0001 per share, of FNF (“FNF Common Stock”) equal to the exchange ratio, as it may be adjusted pursuant to the Merger Agreement (such exchange ratio, the “Exchange Ratio” and such consideration the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”).

As previously disclosed, pursuant to the Merger Agreement, FNF can, prior to mailing the proxy statement/prospectus in connection with the Merger, elect to alter the consideration mix by increasing the Cash Consideration such that the total of all such increases does not exceed $16.625 per share of Company Common Stock, in which event there would be corresponding decreases in the Stock Consideration as provided under the terms of the Merger Agreement and on June 19, 2013, FNF notified the Company that it was exercising its option to increase the Cash Consideration from $16.625 per share of Company Common Stock to $22.303 per share of Company Common Stock and correspondingly decrease the Stock Consideration.

On October 24, 2013, FNF notified the Company that it was exercising its option to further increase the Cash Consideration as follows: (i) subject to and conditioned upon the consummation of the previously announced public offering by FNF of 17,250,000 shares of FNF Common Stock at a price of $26.75 per share (the “FNF Equity Offering”), FNF will further increase the Cash Consideration from $22.303 per share of Company Common Stock to $28.102 per share of Company Common Stock (the “Offering Cash Increase”) and correspondingly further decrease the Stock Consideration or (ii) in the event the FNF Equity Offering is not consummated, FNF will further increase the Cash Consideration from $22.303 per share of Company Common Stock to $22.439 per share of Company Common Stock (the “Minimum Cash Increase”) and correspondingly further decrease the Stock Consideration.

In addition, as previously disclosed, the Exchange Ratio is subject to adjustment in certain circumstances. Specifically, if the FNF Equity Offering is completed, after giving effect to the Offering Cash Increase and the related decrease in the Stock Consideration, if the average of the volume weighted averages of the trading prices of FNF Common Stock during the ten trading day period ending on (and including) the third trading day prior to the closing of the Merger (the “Average FNF Stock Price”) is:

(i) greater than $26.763, the Exchange Ratio will be an amount equal to the quotient of (a) (x) the product of (1) 0.65224 multiplied by (2) the Average FNF Stock Price minus (y) $11.477 divided by (b) the Average FNF Stock Price;

(ii) between $24.215 and $26.763, the Exchange Ratio will be 0.20197;

(iii) between $20.000 and $24.215, the Exchange Ratio will adjust so that the value of the Stock Consideration is fixed (based on the Average FNF Stock Price) at $4.891 per share of Company Common Stock; and

(iv) less than $20.000, the Exchange Ratio will be 0.24455.

FNF expects to fund the further increase in the Cash Consideration with respect to the Offering Cash Increase through the proceeds from the FNF Equity Offering.

If the FNF Equity Offering is not completed, the Exchange Ratio will be determined as set forth in the Merger Agreement.  FNF expects to fund the further increase in the Cash Consideration with respect to the Minimum Cash Increase through cash on hand and a new bridge financing commitment, which replaced the equity financing commitments from affiliates of Thomas H. Lee Partners, L.P.  Although FNF may elect to further alter the consideration mix, FNF does not currently anticipate doing so.

Under the rules of the New York Stock Exchange, FNF would be required to obtain stockholder approval prior to issuing shares of FNF common stock to Company stockholders pursuant to the Merger Agreement if the number of such shares to be issued are or would be upon issuance equal to or more than 20% of the outstanding shares of FNF common stock before such issuance.  Because of FNF’s election to increase the Cash Consideration and correspondingly decrease the Stock Consideration, the number of such shares to be issued will upon issuance be less than 20% of the outstanding shares of FNF common stock before such issuance.  Therefore, FNF stockholders are no longer required to approve such stock issuance.

On October 25, 2013, the Company issued a press release in connection with FNF’s decision to alter the mix of the Merger Consideration. A copy of the press release is furnished as Exhibit 99.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of the Company by FNF, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding FNF’s and the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the ability to consummate the proposed transaction; the risk that the FNF Equity Offering will not close; the ability to obtain requisite regulatory and stockholder approval and the satisfaction of other conditions to the consummation of the proposed transaction; the ability of FNF to successfully integrate LPS’ operations and employees and realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; FNF and the Company are subject to intense competition and increased competition is expected in the future; the Company’s ability to adapt its services to changes in technology or the marketplace; the impact of changes in the level of real estate activity (including, among others, loan originations, and refinancings in particular, and foreclosures) on demand for certain of the Company’s services; the Company’s ability to maintain and grow its relationship with its customers; the effects of the Company’s substantial leverage on its ability to make acquisitions and invest in its business; the level of scrutiny being placed on participants in the foreclosure business; risks associated with federal and state enforcement proceedings, inquiries and examinations currently underway or that may be commenced in the future with respect to the Company’s default management operations, and with civil litigation relating to these matters; changes to the laws, rules and regulations that regulate the Company’s businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on the Company’s business and reputation; and risks associated with protecting information security and privacy. Additional information concerning these and other factors can be found in the Company’s and FNF’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s and FNF’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and the preliminary joint proxy statement/prospectus filed with the SEC on August 30, 2013.  FNF and the Company assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by FNF. In connection with the proposed acquisition, the Company and FNF have filed and intend to file relevant materials with the SEC, including FNF’s registration statement on Form S-4 filed on August 30, 2013 that included a preliminary proxy statement of FNF and the Company that also constitutes a preliminary prospectus of FNF. Investors and security holders are urged to read all relevant documents filed with the SEC, including the definitive proxy statement/prospectus (when it becomes available), because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website, http://www.sec.gov, or for free from the Company by contacting Nancy Murphy, LPS Vice President, Investor Relations, 904-854-8640, Nancy.Murphy@lpsvcs.com, or for free from FNF by contacting Daniel Kennedy Murphy, FNF Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com. Such documents are not currently available.

Participants in Solicitation

FNF and its directors, executive officers and certain employees, and the Company and its directors, executive officers and certain employees, may be deemed to be participants in the solicitation of proxies from the holders of Company Common Stock in respect of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the proxy statement for the Company’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. To the extent holdings of the Company securities have changed since the amounts contained in the proxy statement for the Company’s 2013 Annual Meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about FNF’s directors and executive officers is set forth in the proxy statement for FNF’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 12, 2013. To the extent holdings of FNF securities have changed since the amounts contained in the proxy statement for FNF’s 2013 Annual Meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the preliminary joint proxy statement/prospectus regarding the acquisition which was filed by FNF with the SEC on August 30, 2013. These documents (when available) may be obtained free of charge from the SEC’s website http://www.sec.gov, or from the Company and FNF using the contact information above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release issued by LPS, dated October 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2013	LENDER PROCESSING SERVICES, INC.

	By:	/s/ Thomas L. Schilling
Thomas L. Schilling
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by LPS, dated October 25, 2013.